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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): November 18, 1998



                                JSCE, INC.
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          (Exact Name of Registrant as Specified in its Charter)


            Delaware                  11951                  37-1337160
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(State or Other Jurisdiction      (Commission File         (IRS Employer
     of Incorporation)              Number)             Identification No.)



          150 North Michigan Avenue
              Chicago, Illinois                          60601-7568
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   (Address of Principal Executive Offices)              (Zip Code)



                              (312) 346-6600
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           (Registrant's telephone number, including area code)



        -----------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events

               On May 18, 1998, Jefferson Smurfit Corporation, a Delaware corporation ("JSC") consummated the merger (the "Merger") of JSC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of JSC ("Merger Sub") with and into Stone Container Corporation, a Delaware corporation ("Stone"). JSC has no operations other than its investment in JSCE Inc. ("JSCE"), a wholly owned subsidiary of JSC. JSCE owns a 100% equity interest in Jefferson Smurfit Corporation (U.S.) ("JSCUS") and is the guarantor of JSCUS' 11 1/4% Series A Senior Notes due 2004, 10 3/4% Series B Senior Notes due 2002 and 9 3/4% Senior Notes due 2003. JSCE has no operations other than its investment in JSCUS. JSCUS has extensive operations throughout the United States.

               With respect to information relating to the Merger, JSCE and JSCUS hereby incorporate by reference the following documents filed by JSC:

               Joint Proxy Statement/Prospectus, with respect to pages 1-94 and the section "Additional Information Regarding Stone-Recent Developments" on pages 95-96, dated as of October 8, 1998.

               Prospectus with respect to the section "Recent Developments" on pages 4-5, dated as of November 9, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (a)--(b) Not applicable.

               (c) Exhibits.

                20.1 Joint Proxy Statement and Prospectus dated as of October 8, 1998 filed by Jefferson Smurfit Corporation and Stone Container Corporation with respect to pages 1-94, and the section "Additional Information Regarding Stone-Recent Developments" on pages 95-96.

                20.2 Prospectus dated as of November 9, 1998 filed by Jefferson Smurfit Corporation, with respect to the section "Recent Developments" on pages 4-5.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   JSCE, INC.


Dated: November 18, 1998           By:/s/ Charles A. Hinrich
                                   --------------------------------------
                                   Name:  Charles A. Hinrich
                                   Title: Vice President and Treasurer


                                 EXHIBIT INDEX


Exhibit                                                          Sequentially
Number                Description of Exhibit                     Numbered Page
-------               ----------------------                     -------------
20.1  Joint Proxy Statement and Prospectus dated as of
      October 8, 1998 filed by Jefferson Smurfit
      Corporation and Stone Container Corporation with respect to pages 1-94, and the section "Additional
      Information Regarding Stone-Recent Developments" on pages 95-96.

20.2  Prospectus dated as of November 9, 1998 filed by Jefferson
      Smurfit Corporation, with respect to the section "Recent
      Developments" on pages 4-5.